SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[  ]   Definitive Proxy Statement



[X]    Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

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      (Name of Registrant as Specified In Its Charter)

            (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
{X]    No fee required.


[  ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


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[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:

FIDELITY DAILY INCOME TRUST
 SPARTAN MUNICIPAL MONEY FUND
Telephone Voting Script
Introduction
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE ______ ( FIDELITY DAILY INCOME
TRUST OR SPARTAN MUNICIPAL MONEY FUND).    I'M ASSISTING FIDELITY IN
CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS
THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.   I AM CALLING YOU TO
ENCOURAGE YOU TO VOTE YOUR PROXY IF YOU HAVE NOT YET DONE SO.
Q: HAVE YOU RECEIVED THE ______ (FIDELITY DAILY INCOME TRUST OR SPARTAN MUNICIPAL MONEY FUND) PROXY MATERIAL? THE PACKAGE WAS MAILED IN LATE JULY AND A SECOND SOLICITATION LETTER WAS MAILED A COUPLE OF WEEKS AGO.
If NO: Confirm shareholder's address for the purpose of sending proxy materials.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?
(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)
I WILL HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING AND DATING THE PROXY CARD. PLEASE RESPOND WHEN YOU RECEIVE THE PACKAGE TO ENSURE THAT YOUR VOTE IS RECEIVED BEFORE THE SHAREHOLDER MEETING ON SEPTEMBER17TH. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)
If YES: Q:  HAVE YOU REVIEWED THE MATERIAL?
If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR SEPTEMBER 17TH.
If YES: Q. DO YOU HAVE ANY QUESTIONS?
If YES: Only answer questions using the proxy material. (See attached list of approved Q&A. DO NOT GUESS). If the shareholder has questions that are account-specific or outside the scope of the proxy statement, ask if they would like to be transferred to a Fidelity representative.

[Are questions outside scope of proxy statement?]
If YES: Conference in Fidelity at 1-800-544-8888, introduce the customer, and transfer the call. (End call.)

 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING ________ (FIDELITY DAILY INCOME TRUST OR SPARTAN MUNICIPAL MONEY FUND) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A SHAREHOLDER ON HOLD AND THEY HAVE FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)

[Are questions outside scope of proxy statement?]
If YES and Premium customer:
Conference in Fidelity at 1-800-544-4442. Note: Premium hours are 8-8pm across all time zones, Monday through Friday. When prompted enter Premium team number (do not enter "005" for Team 005. For Team 005, enter 5). If you do not have the team number, stay on the line, introduce the customer, and transfer the call. (End call.)
 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING ________ (FIDELITY DAILY INCOME TRUST OR SPARTAN MUNICIPAL MONEY FUND) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A PREMIUM SHAREHOLDER ON HOLD AND HE/SHE HAS FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)
If NO: Politely refer them to Fidelity at 1-800-544-8888. Thank the shareholder for his/ her time. (End phone call.)
If shareholder sounds hostile:
 Thank the shareholder for his/her time. (End phone call.)
 OKAY, I WILL GIVE YOU FIDELITY'S PHONE NUMBER IN CASE YOU'D LIKE TO CALL THEM AT ANOTHER TIME. THE PHONE NUMBER IS 1-800-544-8888.
 THANK YOU FOR YOUR TIME THIS EVENING. (End call.)
IF NOT HOSTILE: AFTER ANSWERING ALL QUESTIONS, OFFER THE SHAREHOLDER THE OPPORTUNITY TO VOTE BY TELEPHONE.

 TO FACILITATE YOUR VOTING OF THE PROXY, YOU CAN VOTE BY TELEPHONE.
IF YOU WOULD LIKE TO VOTE BY TELEPHONE, THE NEXT PART OF OUR CALL WILL BE RECORDED. THIS IS TO ENSURE ACCURACY OF YOUR VOTE. ALSO, WE WILL BE SENDING YOU A CONFIRMATION LETTER FOR YOUR RECORDS WITH A PHONE NUMBER TO CALL IN CASE ANY ERROR WAS MADE IN RECORDING YOUR VOTE, OR IF YOU WISH TO CHANGE YOUR VOTE FOR ANY REASON.
 WOULD YOU LIKE TO VOTE BY TELEPHONE?
  If NO: Politely refer him/her to Fidelity at 1-800- 544-8888. (end call)
If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.
COULD I PLEASE HAVE THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY
NUMBER?
 (If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, you can mail him/her proxy materials and they can vote by mail.)
 I UNDERSTAND THAT YOU MAY FEEL UNCOMFORTABLE GIVING PART OF YOUR SOCIAL SECURITY NUMBER OVER THE PHONE. IT IS PART OF OUR REQUIRED PROCEDURES, HOWEVER, TO ENSURE PROPER IDENTIFICATION BEFORE WE TAKE ANY VOTES OVER THE PHONE. IS THIS OK WITH YOU? (If customer agrees, proceed with vote. If customer doesn't agree, offer to send proxy materials.)

 DOES NOT AGREE TO GIVE LAST FOUR DIGITS OF SSN: UNFORTUNATELY, I WILL NOT BE ABLE TO TAKE YOUR VOTE OVER THE PHONE. WHAT I CAN DO IS HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR SEPTEMBER 17TH. THANK YOU FOR YOUR TIME. (End call.)
 AGREES TO GIVE LAST FOUR DIGITS OF SSN:
 IF YOU WOULD LIKE, YOU CAN VOTE "FOR" MANAGEMENT. OTHERWISE, I WILL READ YOU EACH OF THE PROPOSALS AND ASK YOU WHETHER YOU VOTE "FOR", "AGAINST", OR "ABSTAIN" FOR EACH PROPOSAL:
FIDELITY DAILY INCOME TRUST
 THE PROPOSALS ARE 1) TO ELECT A BOARD OF TRUSTEES; (2) TO RATIFY THE SELECTION OF COOPERS & LYBRAND LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST; (3) TO AMEND THE TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST; (4) TO AMEND FIDELITY DAILY INCOME TRUST'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"
SPARTAN MUNICIPAL MONEY FUND
 THE PROPOSALS ARE 1) TO ELECT A BOARD OF TRUSTEES; (2) TO RATIFY THE SELECTION OF COOPERS & LYBRAND LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST; (3) TO AMEND THE TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST; (4) TO AMEND SPARTAN MUNICIPAL MONEY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE LIMITATION.
DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"
 THANK YOU.  AS I MENTIONED, I'LL BE SURE TO SEND A CONFIRMATION OF
YOUR VOTE TO YOU BY MAIL.   THANKS FOR YOUR TIME THIS EVENING. (End
call.)

FIDELITY DAILY INCOME TRUST
 SPARTAN MUNICIPAL MONEY FUND

FAX INSTRUCTIONS
[For customers who would like to fax their vote to the proxy tabulator:]
IF YOU WOULD LIKE, YOU CAN FAX YOUR SIGNED PROXY CARD TO THE PROXY TABULATOR. THE FAX NUMBER IS 1-888-451-8683. IF YOU CHOOSE TO FAX, PLEASE FAX BOTH THE FRONT AND BACK OF YOUR CARD.

FIDELITY DAILY INCOME TRUST
 SPARTAN MUNICIPAL MONEY FUND
(CIRCLE ONE)
LOG SHEET
 Date__________________
 DF King Rep_________________
Address Correction
Social Security No.  (record from database; do not ask
shareholder)________________
Shareholder
Name_______________________________________________________
Street Address
_________________________________________________________
City_________________________State_____________Zip
Code_________________
Materials to Be Sent
Proxy Card Only ________
Full Proxy Kit  __________
Comments
Notable Shareholder
Response____________________________________________
_____________________________________________________________________
_____________________________________________________________________
Other Comments________________________________________________________
______________________________________________________________________
______________________________________________________________________
Was Shareholder Transferred to Fidelity Representative?
Yes_______No________

FIDELITY DAILY INCOME TRUST
 SPARTAN MUNICIPAL MONEY FUND

Script for Leaving a Message on an Answering Machine
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON RECENT PROXY MAILING THEY SENT YOU REGARDING THE ______ (FIDELITY DAILY INCOME TRUST OR SPARTAN MUNICIPAL MONEY FUND). WE ARE ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.
AS AN OWNER OF THE ______ (FIDELITY DAILY INCOME TRUST OR SPARTAN MUNICIPAL MONEY FUND), YOU SHOULD HAVE RECEIVED PROXY MATERIALS IN THE MAIL. AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO YOU. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSALS OR DID NOT RECEIVE ANY PROXY MATERIAL, PLEASE CALL FIDELITY AT 1-800-544-8888 [IF PREMIUM, PLEASE CALL YOUR FIDELITY PREMIUM SERVICES TEAM AT 1-800-544-4442 FROM 8AM - 8 PM ACROSS ALL TIME ZONES, MONDAY THROUGH FRIDAY.] . THANK YOU FOR YOUR TIME.